TIFF Investment Program, Inc. (TIP)
Supplement dated March 13, 2006
to the Prospectus dated April 30, 2005, as revised October 17, 2005

Effective March 14, 2006, the third paragraph of “Money Managers and Their Strategies” on page 4 of the Prospectus of TIP, dated April 30, 2005, as revised October 17, 2005, is being revised and is hereby restated in its entirety below:

Money Managers and Their Strategies

MONDRIAN INVESTMENT PARTNERS LIMITED takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

Effective March 14, 2006, the third paragraph of “Money Manager Fee Arrangements and Portfolio Managers - Multi-Asset Fund” on page 19 of the Prospectus of TIP, dated April 30, 2005, as revised October 17, 2005, is being revised and is hereby restated in its entirety below:

MONDRIAN INVESTMENT PARTNERS LIMITED (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Elizabeth A. Desmond (joint chief investment officer - developed markets) has been a portfolio manager with Mondrian and its predecessor since 1991. Nigel G. May (joint chief investment officer - developed markets) has been a portfolio manager with Mondrian and its predecessor since 1991. Mondrian has managed assets for the fund since 2004 (and its predecessor managed assets for the fund from 2002-2004).

Effective August 1, 2005, page 12 of the Prospectus of TIP, dated April 30, 2005, is being revised to include an additional benchmark for TIFF Short-Term Fund, and is hereby restated in its entirety below:

Average Annual Total Return
through 12/31/2004

	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Short-Term Fund [d]	0.92%	3.18%	4.35%	4.40%	5/31/1994
Benchmarks [a]
Merrill Lynch 6-month US Treasury Bill Index	1.22%	3.26%	4.39%	4.40%
Merrill Lynch 6-month US Treasury Bill Index
minus 50 basis points [e]	0.72%	2.75%	3.87%	3.89%

[e]
This supplemental index is designed to illustrate the impact of operating expenses and trading costs on the Short-Term Fund’s performance. It is derived from the Short-Term Fund’s primary index, the Merrill Lynch 6-month US Treasury Bill Index, which reflects the return of US Treasury bills maturing in 6-months.